UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2014 (October 28, 2014)

BANC OF CALIFORNIA, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 361-2262

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 22, 2014, Banc of California, Inc. (the “Company”) entered into two separate Securities Purchase Agreements (collectively, the “SPAs”), one with OCM BOCA Investor, LLC (“Oaktree”), an entity owned by investment funds managed by Oaktree Capital Management, L.P., and one with Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, “Patriot Partners”), to raise a portion of the capital to be used to finance the previously announced acquisition of select assets and assumption of certain liabilities comprising Banco Popular North America’s (“BPNA”) network of 20 California branches pursuant to the Purchase and Assumption Agreement, dated as of April 22, 2014, by and between BPNA and Banc of California, National Association, a wholly owned subsidiary of the Company (the “Branch Acquisition”).

New Patriot SPA

The SPA with Patriot Partners was due to expire by its terms at the end of the day on October 31, 2014. Prior to such expiration, the Company and Patriot Partners, Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P. (collectively, “Patriot”) entered into a Securities Purchase Agreement, dated as of October 30, 2014 (the “New Patriot SPA”), which provides that, at the closing of the sale of shares contemplated thereby, Patriot will simultaneously purchase from the Company (i) 1,076,000 shares of its voting common stock at a price of $9.78 per share and (ii) 824,000 shares of its voting common stock at a price of $11.55 per share, for an aggregate purchase price of $20,040,480. In consideration for Patriot’s commitment under the New Patriot SPA, the Company agreed to pay to Patriot at the closing of the sale of shares contemplated thereby an equity support payment of $538,000.

The New Patriot SPA contains customary representations and warranties from the Company and Patriot. The parties have agreed to customary closing conditions and covenants, and the Company has undertaken certain customary indemnification obligations.

Pursuant to the New Patriot SPA, the prior SPA with Patriot Partners was terminated in its entirety. The closing of the sale of shares contemplated by the New Patriot SPA is expected to occur substantially concurrently with the closing of the Branch Acquisition, which is expected to occur on November 7, 2014.

Oaktree Amendment

Pursuant to the SPA with Oaktree, the Company agreed to sell a number of shares of its voting common stock to Oaktree such that the percentage of the outstanding shares of the Company’s voting common stock owned by Oaktree immediately following the closing of such sale will equal 9.9%. The Company also agreed to pay to Oaktree at the closing an equity support payment of $0.50 per share for each share purchased pursuant to the SPA. However, the SPA with Oaktree was also due to expire by its terms at the end of the day on October 31, 2014. On October 28, 2014, the Company amended its SPA with Oaktree by entering into an Acknowledgement and Amendment to Securities Purchase Agreement (the “Oaktree Amendment”), pursuant to which the parties agreed that the Purchase Price Per Share (as defined in the SPA with Oaktree) will be $9.78 per share, and that the number of shares of voting common stock to be purchased by Oaktree pursuant to the SPA is expected to be 3,287,954 shares, subject to confirmation at closing. The Oaktree Amendment also extended the outside termination date to December 15, 2014. The SPA with Oaktree provides that the closing of the sale of shares contemplated thereby will occur substantially concurrently with the closing of the Branch Acquisition.

The foregoing description of the SPAs, the New Patriot SPA and the Oaktree Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to (i) the SPAs, which are attached as Exhibit 10.1 and Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 25, 2014, and (ii) the New Patriot SPA and the Oaktree Amendment, which are attached as Exhibit 10.1 and 10.2 hereto, respectively, and all of which are incorporated into this Current Report on Form 8-K by reference. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, none of the SPAs, the New Patriot SPA nor the Oaktree Amendment is intended to be a source of factual, business or operational information about the parties thereto. Representations and warranties may be used as a tool to allocate risks between the parties to such agreements, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors.

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2014, the Company announced that it will host a conference call at 8:00 a.m. PST (11:00 a.m. EST) on October 30, 2014 to discuss its operating results for the three and nine months ended September 30, 2014 and other matters. The earnings release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Interested parties are invited to attend the conference call by dialing 877-474-9506, and referencing event code 83328951. A copy of the presentation materials to be discussed during the conference call will be made available prior to the call on the Company’s website and is attached hereto as Exhibit 99.2.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2014, the Board of Directors (the “Board”) of the Company, as part of its periodic review of the Company’s governing documents, approved amendments to the Company’s Amended and Restated Bylaws and adopted the Company’s Second Amended and Restated Bylaws (the “Bylaws”), effective October 28, 2014. The amendments include the following changes, among others:

•	additional disclosure requirements by stockholders proposing business or submitting nominees at annual or special meetings of stockholders; and

•	modification of the advance-notice period for stockholder proposals and nominations from 90-120 days prior to the first anniversary of the preceding year’s annual meeting to 120-150 days prior to the first anniversary of the preceding year’s annual meeting.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 28, 2014, the Board approved a revised Code of Business Conduct and Ethics (the “Code”). The Code was revised to enhance the Company’s governance, including among other things by (1) adding a requirement that all members of the Board annually agree to adhere to the Code, (2) expanding the definition of “Confidential Information” and (3) limiting certain financial arrangements to which directors may be party. The foregoing description of the Code is qualified in its entirety by reference to the full text of the Code attached as Exhibit 14.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Banc of California, Inc. Second Amended and Restated Bylaws, effective October 28, 2014

10.1	Securities Purchase Agreement, dated as of October 30, 2014, by and among Banc of California, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P.

10.2	Acknowledgment and Amendment to Securities Purchase Agreement, dated as of October 28, 2014, by and between Banc of California, Inc. and OCM BOCA Investor, LLC

14.1	Banc of California, Inc. Code of Business Conduct and Ethics, effective October 28, 2014

99.1	Press Release, dated October 30, 2014

99.2	Earnings Conference Call Presentation Materials, dated October 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Banc of California, Inc.

Date: October 30, 2014	By:	/s/ John C. Grosvenor
	Name:	John C. Grosvenor
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Banc of California, Inc. Second Amended and Restated Bylaws, effective October 28, 2014

10.1	Securities Purchase Agreement, dated as of October 30, 2014, by and among Banc of California, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P.

10.2	Acknowledgment and Amendment to Securities Purchase Agreement, dated as of October 28, 2014, by and between Banc of California, Inc. and OCM BOCA Investor, LLC

14.1	Banc of California, Inc. Code of Business Conduct and Ethics, effective October 28, 2014

99.1	Press Release, dated October 30, 2014

99.2	Earnings Conference Call Presentation Materials, dated October 30, 2014

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